                                                                EXHIBIT 10.32.15

This instrument, when recorded,
should be returned to:

Robert N. Farrar
Attorney at Law
The Carnegie Building
607 Broad Street, Suite 141
Rome, Georgia  30161-3059

THE PURPOSE OF THIS INSTRUMENT IS TO MAKE TECHNICAL CORRECTIONS TO THAT CERTAIN DEED TO SECURE DEBT, ASSIGNMENT OF SURETY BOND AND SECURITY AGREEMENT (P1), DATED DECEMBER 30, 1996, RECORDED IN DEED BOOK ____, PAGE ____, OF THE RECORDS OF THE CLERK OF SUPERIOR COURT OF FLOYD COUNTY, GEORGIA. IT IS THE INTENTION OF THE PARTIES THAT THIS DOCUMENT SUPERCEDE SUCH OTHER DOCUMENT IN ITS ENTIRETY.


================================================================================

                              DEED TO SECURE DEBT,
                            ASSIGNMENT OF SURETY BOND
                             AND SECURITY AGREEMENT
                                      (P1)

                          Dated as of December 30, 1996

                                      from

                       ROCKY MOUNTAIN LEASING CORPORATION,
                                   as Grantor

                                       to

                             SUNTRUST BANK, ATLANTA,
                         not in its individual capacity
                            but solely as Co-Trustee

                                 ROCKY MOUNTAIN
                      PUMPED STORAGE HYDROELECTRIC PROJECT

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1.     DEFINED TERMS................................................  3

SECTION 2.     SECURITY AGREEMENT...........................................  3
               Section 2.1   Deed to Secure Debt............................  3
               Section 2.2   Security Agreement.............................  3
               Section 2.3   Assignment of Subordinate Rights...............  3

SECTION 3.     SECURED CLAIMS...............................................  4

SECTION 4.     REMEDIES.....................................................  4
               Section 4.1   Rights of the Secured Party....................  4
               Section 4.2   Delay or Omission Not a Waiver.................  6
               Section 4.3   Restoration of Rights and Remedies.............  7
               Section 4.4   Attorney-in-Fact...............................  7
               Section 4.5   Security for Secured Party's Obligations
                              To Lender.....................................  7
               Section 4.6   Filings........................................  7
               Section 4.7   The Secured Party's Duties.....................  7

SECTION 5.     DISCHARGE....................................................  8

SECTION 6.     REPRESENTATIONS AND WARRANTIES...............................  8

SECTION 7.     COVENANT OF THE GRANTOR......................................  8

SECTION 8.     MISCELLANEOUS................................................  9
               Section 8.1   Amendments and Waivers.........................  9
               Section 8.2   Notices........................................  9
               Section 8.3   Survival....................................... 10
               Section 8.4   Successors and Assigns......................... 11
               Section 8.5   Business Day................................... 11
               Section 8.6   Governing Law.................................. 11
               Section 8.7   Severability................................... 11
               Section 8.8   Counterparts................................... 11
               Section 8.9   Headings....................................... 11
               Section 8.10  Further Assurances............................. 11
               Section 8.11  Effectiveness of Surety Bond Deed to
                               Secure Debt.................................. 11
               Section 8.12  Limitation of Liability........................ 12
               Section 8.13  WAIVER......................................... 12

LIST OF ATTACHMENTS:

Appendix A     Definitions................................................... 14

Schedule 1     Description of the Rocky Mountain Site........................ 15
                      Facility Description Schedule
                      Exhibit A-2  -  Project Boundary
                      Exhibit A-3  -  Powertunnel and Powerhouse General Plan
                                      and Profile of the Rocky Mountain Project
                                      No. RM-00-CL-0013 R1
                      Exhibit A-4  -  Description of Equipment

Schedule 2     Description of the Facility................................... 16
                      Exhibit A-1  -  Description of the Entire Rocky Mountain
                                      Property
                      Exhibit A-2  -  Project Boundary Drawing
                      Exhibit A-3  -  Powertunnel and Powerhouse General Plan
                                      and Profile of the Rocky Mountain Project
                                      No. RM-00-CL-0013 R1
                      Exhibit A-4  -  Description of Equipment

                              DEED TO SECURE DEBT,
                ASSIGNMENT OF SURETY BOND AND SECURITY AGREEMENT

     This DEED TO SECURE DEBT, ASSIGNMENT OF SURETY BOND AND SECURITY AGREEMENT
(P1), dated as of December 30, 1996 (this "Surety Bond Deed to Secure Debt"), from ROCKY MOUNTAIN LEASING CORPORATION, a corporation organized and existing under the laws of the State of Delaware (together with its successors and permitted assigns, the "Grantor"), to SUNTRUST BANK, ATLANTA, a state banking corporation organized under the laws of the State of Georgia, not in its individual capacity but solely as Co-Trustee under the Trust Agreement (as amended or supplemented, the "Trust Agreement") dated as of December 30, 1996 with the Owner Trustee and the Owner Participant (together with its successors and permitted assigns, the "Secured Party" or "Co-Trustee"), having an address of P.O. Box 4625, Mail Code 008, Atlanta, Georgia 30302.

     WHEREAS, the Grantor, Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), an electric membership corporation organized under the laws of the State of Georgia ("Oglethorpe"), the Co-Trustee, the Owner Trustee, the Owner Participant and Utrecht-America Finance Co., have entered into a Participation Agreement dated as of December 30, 1996 (the "Participation Agreement");

     WHEREAS, the Rocky Mountain Site and the Facility are more particularly described in Schedule 1 and Schedule 2 respectively hereto;

     WHEREAS, the Grantor and the Co-Trustee have entered into the Facility Lease of even date herewith; and

     WHEREAS, the Grantor and Oglethorpe have entered into the Facility Sublease of even date herewith; and

     WHEREAS, the Secured Party has requested that Grantor enter into this Surety Bond Deed to Secure Debt to grant and convey a lien, security interest and security title in favor of the Secured Party, in and to the Sublease Collateral described herein, to secure the RMLC Secured Obligations (as hereinafter defined).

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                 GRANTING CLAUSE

     To secure the due and punctual payment, performance and observance by the Grantor of (a) all of its obligations under the Ground Sublease and the Facility Lease, including its obligation (whether now or hereafter existing) under the Facility Lease to pay Rent and Termination Value or amounts computed by reference to Termination Value, (b) all of its obligations under the Participation Agreement, including Section 16 thereof, and
(c) all of its obligations under the other Operative Documents to which Grantor is a party or by which it is bound, including, without limitation, the Rocky Mountain Agreements Re-Assignment, (all such obligations under clauses (a), (b) and (c) being referred to herein collectively, the "RMLC Secured Obligations"; it being acknowledged and agreed that the obligations under clauses (a), (b) and
(c) above are obligations such as rent, performance and payment obligations that are not indebtedness evidenced by a note or for the payment of borrowed money and are, therefore, exempt from the payment of intangible recording tax under the laws of the State of Georgia), the Grantor hereby grants, bargains, sells and conveys to the Secured Party and grants to the Secured Party security title to and a security interest in and lien upon each and all of the following described property, rights and privileges (such property, rights and privileges being hereinafter referred to collectively as the "Sublease Collateral"):

          1. all right, title and interest now held or hereafter acquired by the Grantor in, to and under, the Rocky Mountain Site, the Facility, the Facility Sublease, the Rocky Mountain Agreements Second Re-assignment and the Ground Sub-sublease, (collectively, the "Sublease Documents"), including all amounts of Sublease Rent payable to Grantor under the Facility Sublease (including all Sublease Basic Rent and Sublease Supplemental Rent (including Sublease Termination Value and Sublease Purchase Option Price)) and insurance proceeds and condemnation, requisition and other awards and payments of any kind for or with respect to the Undivided Interest payable to Grantor (including, without limitation, proceeds and payments received pursuant to exercise of any of the remedies provided in Section 17 of the Facility Sublease, and insurance and proceeds under Sections 10, 13, 14, 15 and 18 of the Facility Sublease in respect of termination of the Facility Sublessor's Rocky Mountain Interest);

          2. all moneys and property relating to or arising out of any Sublease Document that are now or hereafter required to be paid to, or deposited with, the Grantor pursuant to the terms of any such Sublease Document;

          3. all right, title and interest now held and hereafter acquired by the Grantor in, to and under the Qualifying Sublease Surety Bond (or any Qualifying Letter of Credit in replacement thereof) and the Qualifying Additional Security, including, without limitation, all amounts payable thereunder; and

          4. all proceeds, direct or indirect, of the foregoing of whatever kind or nature, in each case whether now owned or existing or hereafter acquired and wherever located, including all claims against third parties for destruction, loss or damage to any of the foregoing or otherwise.

          TO HAVE AND TO HOLD the Sublease Collateral unto the Secured Party for the uses and purposes and subject to the terms and provisions set forth in this Surety Bond Deed to Secure Debt.

     Notwithstanding any other provision of the Surety Bond Deed to Secure Debt, any Released Property sold, leased or otherwise conveyed pursuant to the Ground Lessor's Release Rights under Section 4.2 of the Ground Lease shall automatically, without further act of any Person, be released from the Lien of this Surety Bond Deed to Secure Debt. All components that no longer constitute part of the Undivided Interest in accordance with Section 7.2 of the Facility Lease shall be automatically released from the Lien of this Surety Bond Deed to Secure Debt Secured Party, if requested by Grantor or the Facility Lessee, will at the expense of Grantor of the Facility Lessee, as the case may be, execute and deliver instruments without representation or warranty of any kind whatsoever in form and substance reasonably satisfactory to Grantor or Facility Lessee, as the case may be, and the Secured Party evidencing any such release.

     IT IS HEREBY FURTHER COVENANTED AND AGREED by and among the parties hereto as follows:

SECTION 1. DEFINED TERMS.

     The recitals set forth above which are incorporated in this Article I as if set forth in this Article I in their entirety. Capitalized terms used in this Surety Bond Deed to Secure Debt and not otherwise defined herein shall have the respective meanings specified in Appendix A hereto. The general provisions of Appendix A shall apply to terms used in this Deed to Secure Debt and specifically defined herein.

SECTION 2. SECURITY AGREEMENT.

     Section 2.1 Deed to Secure Debt. This Surety Bond Deed to Secure Debt is intended to operate and to be construed as a deed passing to the Secured Party title to the Sublease Collateral that is real property under Georgia law (the "Real Property") and is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage. In addition, this Deed to Secure Debt is intended to operate and be construed as a security agreement under, and in accordance with, the Uniform Commercial Code of Georgia (the "Georgia UCC") for the benefit of the Secured Party with respect to the Sublease Collateral that is personal property under Georgia law ("Personalty").

     Section 2.2 Security Agreement. The Grantor grants to the Secured Party a security interest in the Sublease Collateral that is Personalty. This Surety Bond Deed to Secure Debt, in addition to conveying security title to the Sublease Collateral that is real estate, is a security agreement as to the Sublease Collateral that is Personalty and shall support any financing statement showing the Secured Party's interest with respect thereto.

     Section 2.3 Assignment of Certain Rights. (a) To secure further payment and performance of the RMLC Secured Obligations and all other obligations to Secured Party imposed upon Grantor by this Surety Bond Deed to Secure Debt, Grantor hereby assigns and transfers to Secured Party all of Grantor's rights under the Facility Sublease and the Ground Sub-sublease (the

"Assigned Rights") which is coupled with an interest and irrevocable so long as the RMLC Secured Obligations remain outstanding in whole or in part. Grantor irrevocably appoints Secured Party as Grantor's true and lawful attorney-in-fact, having the right, exercisable at Secured Party's option at any time and from time to time, to the exclusion of Grantor to exercise the Assigned Rights, exclusive of the Excepted Rights. This assignment of the Assigned Rights is intended to be an absolute, irrevocable and present assignment, coupled with an interest, from Grantor to Secured Party and not merely the granting of a security interest. Upon Secured Party's request, Grantor shall, at Grantor's expense, execute and cause to be recorded supplemental or additional assignments of the Assigned Rights; provided, however, that neither this assignment nor the acceptance of any such supplemental or additional assignments shall be construed as a consent by Secured Party to any additional lease of all or any part of the Property or to impose upon Secured Party any obligation with respect thereto. Except as provided in the Loan Agreement, without first obtaining on each occasion the prior written approval of Secured Party, Grantor shall not cancel or permit the modification of any Granting Clause Document (except with respect solely to Excepted Payments and Excepted Rights) or take any action that is inconsistent with the foregoing assignment of the Assigned Rights, or attempt to terminate any of the same or grant any assignment, authorization, power or direction inconsistent herewith, and any such action, attempted termination or inconsistent assignment, authorization, power or direction shall be void.

     (b) Notwithstanding anything contained in paragraph (a) of this Section 2.3, (i) the rights granted to the Secured Party under this Section 2.3 to exercise any rights or remedies of the Grantor is a non-exclusive grant and shall not remove from the Grantor the right also to exercise any such rights or remedies, provided, however, the Grantor shall not exercise such rights or remedies without first giving to the Secured Party 10 Business Days' notice of its intent to so exercise and shall not so exercise in any event if within 10 Business Days' of the giving of such notice the Secured Party notifies the Grantor that, in its sole discretion, it objects to the exercise thereof by the Grantor; and (ii) the rights granted to the Secured Party under this Section 2.3 shall not in any event permit the Secured Party to sell or otherwise dispose of the Grantor's interest as lessor or assignor under the Sublease Documents except pursuant to the remedies granted hereunder under any other Operative Document, at law or in equity.

SECTION 3. SECURED CLAIMS.

     This Surety Bond Deed to Secure Debt, and the lien and security interest herein granted to the Secured Party, is made and given to secure RMLC Secured Obligations. Without limiting the generality of the foregoing, this Surety Bond Deed to Secure Debt secures the payment of all amounts that constitute part of the RMLC Secured Obligation and that would be payable to the Secured Party under the Facility Lease, the Ground Sublease or the Participation Agreement.

SECTION 4. REMEDIES.

     Section 4.1 Rights of the Secured Party. (A) Upon the happening and during the occurrence of any Event of Default under the Facility Lease, the Secured Party may, at its option and in addition to any other rights and remedies said Secured Party may have under any other Operative Document or at law or in equity, (i) direct the surety on the Qualifying Sublease Surety Bond (or any issuer of a Qualifying Letter of Credit issued in replacement of the Qualifying Sublease Surety Bond) or Qualifying Additional Security to make payment directly to the Secured Party and the Secured Party shall have the right to exercise any rights or remedies granted hereunder or thereunder, (ii) direct the Facility Sublessee under the Facility Sublease and the Ground Sub-sublessee under the Ground Sub-sublease to make all payments thereunder directly to the Secured Party (such payments to be held by the Secured Party as security for the RMLC Secured Obligations and applied in accordance with the following paragraph (B)) and exercise any rights or remedies granted hereunder or thereunder and (iii) exercise any rights available to the Grantor under the Rocky Mountain Agreements Second Re-Assignment. The foregoing directions and rights are coupled with an interest and irrevocable by dissolution or otherwise and are in addition to any and all other remedies that the Secured Party may have hereunder, under any other Operative Document, at law or in equity.

     (B) Upon the happening and during the occurrence of an Event of Default under the Facility Lease, Secured Party may direct the Facility Sublessee to pay all Rent due from time to time under the Facility Sublease directly to the Lender (or, if the Lien of the Loan Agreement and the Deed to Secure Debt have been fully released, to Facility Lessor or the then assignee of its rights hereunder). The foregoing directions and rights are coupled with an interest and irrevocable by dissolution or otherwise and are in addition to any and all other remedies that the Secured Party may have hereunder, under any other Operative Document, at law or in equity.

     (C) Upon the happening and during the occurrence of an Event of Default under the Facility Lease, Secured Party may, at its option and in addition to any other rights and remedies the Secured Party may have under any other Operative Document or at law or in equity:

          (i) if at the time such action is lawful and always subject to compliance with Applicable Law, either with or without taking possession, and either before or after taking possession, and without instituting any legal proceedings whatsoever, sell and dispose of the Sublease Collateral, or any part thereof, or interest therein, at auction at the usual place for conducting sales at the courthouse in the county in which the Sublease Collateral, or any part thereof, is located, to the highest bidder for cash, after advertising the time, terms and place of such sale once a week for four weeks immediately preceding such sale (but without regard to the number of days intervening between the date of publication of the first advertisement and the date of sale) in a newspaper published in such county, or in the paper in which the Sheriff's advertisements for such county are then being published, all other notice being hereby waived by Grantor. The Secured Party may thereupon execute and deliver to the purchaser at such sale a conveyance of the Sublease Collateral so sold, which conveyance shall contain recitals as to the Event of Default under the Facility Lease upon which the execution of the power of sale herein granted depends, and Grantor hereby constitutes and appoints the Secured Party the true and lawful agent and attorney in fact of Grantor to make such recitals, sale and conveyance, and all of the acts of the Secured Party as such attorney in fact is hereby ratified and confirmed. Grantor agrees that such recitals shall be binding and conclusive upon Grantor and that the conveyance to be made by the Secured Party shall divest Grantor of all right, title, interest, equity and right of redemption, including any statutory redemption, in and to the Sublease Collateral. The Secured Party shall collect the proceeds of such sale, and after applying and paying the same, or reserving therefrom an amount sufficient, to pay and satisfy all of the RMLC Secured Obligations (and reasonable attorneys' fees) and all costs and expenses of such sale, shall pay any surplus to Grantor, all as provided by Applicable Law. The power and agency hereby granted are coupled with an interest and are irrevocable by dissolution or otherwise and are in addition to any and all other remedies that the Secured Party may have hereunder, under any other Operative Documents, at law or in equity. The Secured Party may bid and become the purchaser at any such sale, in which event the Secured Party will be entitled to a credit for the RMLC Secured Obligations against the purchase price payable at such sale; or

          (ii) proceed to protect and enforce this Surety Bond Deed to Secure Debt and the RMLC Secured Obligations held by it by suit or suits or proceedings in equity, at law or in bankruptcy, and for the specific performance of any covenant or agreement herein or therein contained or in execution or aid of any power herein granted, or for foreclosure hereunder or thereunder, or for the appointment of a receiver or receivers for the Sublease Collateral or any part thereof, or for the recovery of judgment for the RMLC Secured Obligations or for the enforcement of any other proper, legal or equitable remedy available under Applicable Law; or

          (iii) either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the RMLC Secured Obligations, subject in all cases to the provisions of Applicable Law, (a) to enter upon and take possession of all or any part of the Sublease Collateral that is real property (the "Real Property"), (b) in its own name to sue for or otherwise collect all rents comprising a part of the Sublease Collateral, including those past due and unpaid, and (c) to apply said rents so collected, less costs and expenses of operation and collection (including reasonable attorneys' fees actually incurred), upon any of the RMLC Secured Obligations. The collection of said rents, the entering upon and taking possession of the Real Property or the application of all or any portion of said rents shall not cure or waive any Event of Default under the Facility Lease or notice of any Event of Default under the Facility Lease or invalidate any act done in response to any Event of Default under the Facility Lease or pursuant to any notice of any Event of Default under the Facility Lease.

     Section 4.2 Delay or Omission Not a Waiver. No delay or omission by the Secured Party in the exercise of any right or remedy hereunder accruing upon any Event of Default under the Facility Lease will impair any such right or remedy or constitute a waiver of any Event of Default under the Facility Lease or be deemed to be in acquiescence therein. Every right and remedy given by this Section 4 or by Applicable Law to the Secured Party may be exercised from time to time, and as often as may be deemed expedient, by the Secured Party.

     Section 4.3 Restoration of Rights and Remedies. If the Secured Party has instituted any proceeding to enforce any right, power or remedy under this Surety Bond Deed to Secure Debt and such proceeding has been discontinued or abandoned or for any reason has been determined adverse to the Secured Party, then Grantor and the Secured Party shall, subject to any determination in such proceeding, be restored to their former positions hereunder and all rights, remedies and powers of the Secured Party shall continue as if no such proceeding has been instituted.

     Section 4.4 Attorney-in-Fact. Grantor hereby appoints and constitutes the Secured Party as the true and lawful attorney-in-fact of Grantor for the purpose of taking any action permitted by this Surety Bond Deed to Secure Debt in connection with the enforcement of the Lien of this Surety Bond Deed to Secure Debt, with full power (in the name of Grantor or otherwise), at any time following an Event of Default under the Facility Lease and during the continuance thereof, to ask, require, demand and receive any and all amounts and claims for amounts due and to become due under or arising out of the Sublease Collateral, to endorse any check or other instrument or order in connection therewith and to file any claim or take any action or institute any proceeding to collect any portion of the Sublease Collateral. Upon the written instruction of the Secured Party, Grantor shall execute any financing statement (and any continuation statement with respect to any such financing statement), or any other document necessary for the Secured Party to obtain the full benefits of the Lien of this Surety Bond Deed to Secure Debt and as may be specified in such instructions.

     Section 4.5 Security for Secured Party's Obligations To Lender. In order to secure the RMLC Secured Obligations, the Secured Party will by the Loan Agreement assign and grant a Lien, and by the Deed to Secure Debt convey security title, to the Lender in and to all of the Secured Party's right, title and interest in, to and under this Surety Bond Deed to Secure Debt. The Grantor hereby consents to such assignment and to the creation of such Lien and security title and acknowledges receipt of copies of the Loan Agreement and the Deed to Secure Debt. Unless and until Grantor shall have received written notice from the Lender that the Lien of the Loan Agreement and the security title of the Deed to Secure Debt have been fully released, the Lender shall have the rights of the Secured Party under this Surety Bond Deed to Secure Debt to the extent set forth in and subject in each case to the exceptions set forth in the Loan Agreement or the Deed to Secure Debt.

     Section 4.6 Filings. The Grantor agrees that it shall, at its own expense, execute and deliver all financing statements necessary to perfect the Secured Party's interest in the Sublease Collateral or any other document reasonably requested by the Secured Party to perfect, protect, enforce, or otherwise give effect to the Secured Party's rights and remedies hereunder.

     Section 4.7 The Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Sublease Collateral and shall not impose any duty upon it to exercise any such powers. Except for the accounting for monies actually received by it hereunder, the Secured Party shall have no duty as to the Sublease Collateral or other matters relative to the Sublease Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to the Sublease Collateral.

SECTION 5. DISCHARGE.

     This Surety Bond Deed to Secure Debt and the Lien created hereby shall remain in full force and effect until all of the RMLC Secured Obligations shall have been paid in full. The Secured Party agrees that when the RMLC Secured Obligations shall have been fully paid and discharged, the Secured Party at the written request and cost of the Grantor, will reconvey the Sublease Collateral in the manner provided by Applicable Law by an instrument of reconveyance without representation or warranty of any kind whatsoever in form and substance reasonably satisfactory to Grantor and the Secured Party.

SECTION 6. REPRESENTATIONS AND WARRANTIES.

     The Grantor represents and warrants (a) that it is fully authorized to grant security title to and a security interest in the Sublease Collateral, (b) that it is the legal and beneficial owner of the Qualifying Sublease Surety Bond and the other Sublease Collateral, (c) that, except for the security title and security interest herein granted to the Secured Party, it has not made any conveyance, sale, assignment, pledge, hypothecation or other transfer of the Sublease Collateral, (d) that the Sublease Collateral is free and clear of all Liens other than the security title and security interest herein granted and (e) that the Secured Party has hereby acquired a security interest and security title in, on and to the Sublease Collateral.

SECTION 7. COVENANT OF THE GRANTOR.

     The Grantor shall not, without the prior written consent of the Secured Party, as long as the Lien of the Loan Agreement or security title of the Deed to Secure Debt have not been fully released, the Lender and thereafter the prior written consent of the Owner Participant (a) sell, assign or otherwise dispose of, or grant any option with respect to the Sublease Collateral, (b) create or permit any Lien upon or with respect to the Sublease Collateral, except for the assignment created hereby, (c) terminate, amend or modify, or waive compliance with any term, covenant, agreement or condition of the Sublease Documents or the Qualifying Sublease Surety Bond (or any Qualifying Letter of Credit issued in replacement of the Qualifying Sublease Surety Bond) or Qualifying Additional Security or (d) exercise any rights under the Sublease Collateral, including, without limitation, options, elections, determinations, consents, approvals, waivers or giving of notices by Grantor, as Facility Sublessor or Ground Sub-sublessor under the Facility Sublease or Ground Sub-sublease, respectively. The Grantor shall immediately inform the Secured Party in the event that an attachment is levied upon the Sublease Collateral or if another event occurs that might affect or purport to affect the Secured Party's interest in the Sublease Collateral.

SECTION 8. MISCELLANEOUS.

     Section 8.1 Amendments and Waivers. No term, covenant, agreement or condition of this Surety Bond Deed to Secure Debt may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by the party against whom enforcement of such change is sought.

     Section 8.2 Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or
(c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to such party and copy party at its address set forth below or at such other address as such party or copy party may from time to time designate by written notice to the other parties:

        If to the Grantor:

               Rocky Mountain Leasing Corporation
               c/o Corporation Trust Center
               1209 Orange Street, Room 123
               Wilmington, Delaware 19801

               Facsimile No.:  (302) 688-5459
               Telephone No.:  (302) 777-0250

               with copies to:

               Sutherland, Asbill & Brennan
               999 Peachtree Street, N.E.
               Atlanta, Georgia 30309-3996

               Facsimile No.:  (404) 853-8806
               Telephone No.:  (404) 853-3000
               Attention:  Officer

               and to:

               Utrecht-America Finance Co.,
               c/o Rabobank Nederland, New York Branch
               245 Park Avenue
               New York, New York  10167-0062

               Facsimile No.:  (212) 916-7880
               Telephone No.:  (212) 916-7864
               Attention:  General Counsel's Office

        If to the Secured Party:

               SunTrust Bank, Atlanta
               P.O. Box 4625
               Mail Code 008
               Atlanta, Georgia  30302

               Facsimile No.:  (404) 332-3966
               Telephone No.:  (404) 588-7813
               Attention:    Corporate Trust Department

               with copies to the Owner Trustee:

               Fleet National Bank
               777 Main Street
               Hartford, CT  06115

               Facsimile No.:       (860) 986-7920
               Telephone No.:       (860) 986-4540
               Attention:    Corporate Trust Administration

               to the Owner Participant:

               Philip Morris Capital Corporation
               800 Westchester Avenue
               Rye Brook, NY  10573

               Facsimile No.:  (914) 335-1297
               Telephone No.:  (914) 335-5000
               Attention:    Vice President, Leasing with a copy to
                             Director, Portfolio Administration

               and with a copy to Utrecht-America Finance Co. at the address set forth above.

     Section 8.3 Survival. Except as expressly set forth herein, the warranties and covenants made by each party hereto, shall survive the expiration or termination of this Surety Bond Deed to Secure Debt.

     Section 8.4 Successors and Assigns.

     (a) This Surety Bond Deed to Secure Debt shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof.

     (b) Except as expressly provided herein or in any other Operative Document, the Grantor may not assign its interests herein without the consent of the Secured Party. Except as expressly provided in the Operative Documents, the Secured Party may not assign its interests herein during the Facility Sublease Term without the consent of the Grantor.

     Section 8.5 Business Day. Notwithstanding anything herein to the contrary, if the date on which any payment is to be made pursuant to this Surety Bond Deed to Secure Debt is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

     Section 8.6 Governing Law. This Surety Bond Deed to Secure Debt shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance except to the extent the law of the State of Georgia is mandatorily applicable.

     Section 8.7 Severability. If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

     Section 8.8 Counterparts. This Surety Bond Deed to Secure Debt may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Surety Bond Deed to Secure Debt.

     Section 8.9 Headings. The headings of the sections of this Surety Bond Deed to Secure Debt are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 8.10 Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Surety Bond Deed to Secure Debt.

     Section 8.11 Effectiveness of Surety Bond Deed to Secure Debt. This Surety Bond Deed to Secure Debt has been dated as of the date first above written for convenience only. This Surety Bond Deed to Secure Debt shall be effective on the date of execution and delivery by each of the Secured Party and the Grantor.

     Section 8.12 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Surety Bond Deed to Secure Debt is executed and delivered by SunTrust Bank, Atlanta, not individually or personally but solely as Co-Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, and Fleet National Bank, not individually or personally but solely as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of each of the Co-Trustee and the Owner Trustee is made and intended not as personal representations, undertakings and agreements by SunTrust Bank, Atlanta and Fleet National Bank, respectively, but is made and intended for the purpose for binding only the Co-Trustee and the Owner Trustee, respectively, (c) nothing herein contained shall be construed as creating any liability on either SunTrust Bank, Atlanta or Fleet National Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall either SunTrust Bank, Atlanta or Fleet National Bank, be personally liable for the payment of any indebtedness or expenses of the Co-Trustee or the Owner Trustee, respectively, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Co-Trustee or the Owner Trustee, respectively, under this Surety Bond Deed to Secure Debt. In addition, each of the parties hereto acknowledges and agrees that the Co-Trustee has been appointed by the Owner Participant and Owner Trustee for the limited purpose of exercising those trust powers in the State of Georgia which may not be exercised by the Owner Trustee under applicable law, and that, except as otherwise required by applicable law, the Co-Trustee shall not be obligated to take any action hereunder unless expressly directed in writing by the Owner Trustee or the Owner Participant in accordance with the terms of the Trust Agreement.

     Section 8.13 WAIVER. GRANTOR HEREBY WAIVES ANY RIGHT GRANTOR MAY HAVE UNDER THE CONSTITUTION OF THE STATE OF GEORGIA OR THE CONSTITUTION OF THE UNITED STATES OF AMERICA TO NOTICE OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THIS INSTRUMENT TO SECURED PARTY, AND GRANTOR WAIVES ANY RIGHTS, IF ANY, THAT GRANTOR MAY HAVE TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THIS INSTRUMENT ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. ALL WAIVERS BY GRANTOR IN THIS SECTION HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY, AFTER GRANTOR HAS BEEN FIRST INFORMED BY COUNSEL OF GRANTOR'S OWN CHOOSING AS TO POSSIBLE ALTERNATIVE RIGHTS, AND HAVE BEEN MADE AS AN INTENTIONAL RELINQUISHMENT AND ABANDONMENT OF A KNOWN RIGHT AND PRIVILEGE.

     IN WITNESS WHEREOF, the Grantor has caused this Surety Bond Deed to Secure Debt to be duly executed and delivered by its officer thereunto duly authorized.


                              ROCKY MOUNTAIN LEASING
                              CORPORATION

                              By:/s/ Eugen Heckl
                                 ----------------------------------------
                                  Name:   Eugen Heckl
                                  Title:  Vice President
                                  Date:   12/30/96

Signed and delivered
in the presence of:

/s/ Leonard Scott
----------------------------
Unofficial Witness

/s/ David M. Broehm
----------------------------
Notary Public

My Commission Expires: March 16, 1998
[Notary Seal]          ---------------

                          SCHEDULE TO EXHIBIT 10.32.15

   DEED TO SECURE DEBT, ASSIGNMENT OF SURETY BOND AND SECURITY AGREEMENT (P1)

     The following table indicates for each transaction the name of the corresponding Owner Participant:

      Agreement    Date                  Owner Participant
      ----------   -------------------   --------------------------------------
      P1           December 30, 1996     Philip Morris Capital Corporation

      P2           January 3, 1997       Philip Morris Capital Corporation

      F3           December 30, 1996     First Chicago Leasing Corporation

      F4           December 30, 1996     First Chicago Leasing Corporation

      N5           December 30, 1996     NationsBanc Leasing & R.E. Corporation

      N6           January 3, 1997       NationsBanc Leasing & R.E. Corporation

     Other than Appendix A, the Exhibits and Schedules to the Deed to Secure Debt, Assignment of Surety Bond and Security Agreement (P1) are not filed herewith; however, the registrant hereby agrees that such Exhibits and Schedules will be provided to the Commission upon request.

                                                                      APPENDIX A

                                   Definitions

            Refer to Appendix A to Exhibit 10.32.1 of the Form 10-K.

                                       15